                                                                     Exhibit 7.2





                         Automatic Reinsurance Agreement

                                     between

                      GE LIFE AND ANNUITY ASSURANCE COMPANY
                               Richmond, Virginia
                 (hereinafter referred to as the CEDING COMPANY)

                                       and

                          AXA RE LIFE INSURANCE COMPANY
                               New York, New York
                   (hereinafter referred to as the REINSURER)

                           Effective February 1, 1999

            This Agreement will be referred to as Agreement No. 99004

                                    Contents

Articles

I.       Scope of Agreement
II.      Commencement and Termination Liability
III.     Oversights and Clerical Errors
IV.      Net Amount at Risk
V.       Reinsurance Premiums
VI.      Reinsurance Administration
VII.     Settlement of Claims
VIII.    Recapture Privileges
IX.      Reinsurance Credit
X.       Inspection of Records
XI.      Insolvency
XII.     Negotiation
XIII.    Arbitration
XIV.     Right of Offsetting Balances Due
XV.      Contract and Program Changes
XVI.     Confidentiality
XVII.    Miscellaneous
XVIII.   Severability
XIX.     DAC Tax
XX.      Duration of Agreement
XXI.     Execution of Agreement

Schedules
A.       Plans of Reinsurance
B.       Investment Funds
C.       Data Layout

Exhibits
I.       Reinsurance Premiums
II.      Benefit Limitation Rules

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GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                          Page 2

All provisions of this Agreement are subject to the laws of the State of Delaware.

                                    Article I

                               Scope of Agreement

A. On and after the 1st day of February 1999, the CEDING COMPANY shall automatically reinsure with the REINSURER and the REINSURER shall automatically accept a quota-share percentage (as shown in Schedule A) of the Mortality Net Amount At Risk (MNAR) as defined in Article IV, generated prior to annuitization or complete surrender by the contract owner, by the Guaranteed Minimum Death Benefit (GMDB) provisions within the variable annuity contracts issued by the CEDING COMPANY as set forth in Schedule A.

B. The REINSURER's maximum annual aggregate VNAR liability in any one calendar year shall not exceed two-hundred (200) basis points of the REINSUER's quota-share percentage of the average aggregate account value over each respective calendar year of coverage. The REINSURER's maximum annual aggregate VNAR liability, as defined in Article IV, shall be capped at two-hundred (200) basis points of the average aggregate account value in force multiplied by the quota-share percentage reinsured by the REINSURER over each calendar year of coverage. The average account value shall be calculated by way of a trapezoidal rule as stated in Exhibit II.

C. The REINSURER's maximum MNAR liability on any one life reinsured hereunder shall be two-million dollars ($2,000,000), multiplied by the quota-share percentage reinsured by the REINSURER, and calculated as specified in
     Article IV of this Agreement.

D. This Agreement covers only the CEDING COMPANY's liability for claims paid under variable annuity contract forms specified in Schedule A and supported by investment funds shown in Schedule B that were reviewed by the REINSURER prior to their issuance.

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GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                          Page 3

                                   Article II

                    Commencement and Termination of Liability

A. On reinsurance ceded under the terms of this Agreement, the liability of the REINSURER shall commence simultaneously with that of the CEDING COMPANY. The liability under this Agreement will terminate either in accordance with the Duration of Agreement provisions of this Agreement as stated in Article XX, or upon the earliest of the following occurrences defined in the contract(s) reinsured hereunder:

          1.   the date the Owner elects to annuitize
          2.   surrender or termination of the contract

B. The REINSURER shall be liable to reimburse claims only on those deaths where the date of death is on or after February 1, 1999, in accordance with
     Article VII.

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GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                          Page 4

                                   Article III

                         Oversights and Clerical Errors

A. Should either the CEDING COMPANY or the REINSURER fail to comply with any of the terms of this Agreement, and if this is shown to be unintentional and the result of a misunderstanding, oversight or clerical error on the part of either the CEDING COMPANY or the REINSURER, then this Agreement shall not be deemed abrogated thereby, but both companies shall be restored to the position they would have occupied had no such oversight, misunderstanding, or clerical error occurred. Such conditions are to be reported and corrected promptly after discovery.

B. If the CEDING COMPANY or the REINSURER discovers that the CEDING COMPANY did not cede reinsurance on a contract it should have reinsured under this Agreement, the CEDING COMPANY will take reasonable and necessary steps to ensure that similar oversights do not recur. Then this Agreement shall not be deemed abrogated thereby, but both companies shall be restored to the position they would have occupied had the CEDING COMPANY ceded such reinsurance at the original date. If the REINSURER receives no evidence that the CEDING COMPANY has taken action to remedy such a situation, the REINSURER reserves the right to limit its liability to reported contracts only.

C. Any negligent or deliberate acts or omissions by the CEDING COMPANY regarding the insurance or reinsurance provided are the responsibility of the CEDING COMPANY and its liability insurer, if any, but not that of the REINSURER. The previous sentence does not negate the REINSURER's liability under Article VII, Settlement of Claims, of this Agreement.

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GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                          Page 5

                                   Article IV

                               Net Amount at Risk

A. The Mortality Net Amount At Risk (MNAR) for each variable annuity contract reinsured hereunder shall be calculated as of the first day of each calendar month and shall be equal to the following:

     1.   For Ages 0-65
               Mortality Net Amount at Risk (MNAR) = VNAR + SCNAR where:

               .    VNAR = Maximum (a,b) x Quota-share % where:
                       a = (Contractual Death Benefit - Account Value)
                       b = 0
               .    SCNAR = (Account Value - Cash Surrender Value)

     2.   For Ages 66-80
               Mortality Net Amount at Risk (MNAR) = VNAR + SCNAR where:
               .    VNAR = Maximum (a,b) x Quota-share % where:
                       a = (Contractual Death Benefit - Account Value)
                       b = 0
               .    SCNAR = 0

B. The death benefit and the cash surrender value will be as described in the variable annuity contract forms specified in Schedule A.

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GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                          Page 6

                                    Article V

                              Reinsurance Premiums

A.   The reinsurance premium is a monthly flat rate that varies by issue age.

B. The annualized reinsurance premium rates are shown in Exhibit 1 and are expressed in terms of basis points.

C. The premium rates shall be applied on a monthly basis by utilizing one-twelfth (1/12th) of the annualized rates and are applied to the average aggregate account value over the reporting period, which is monthly.

D. The total reinsurance premium in any month shall equal at least one-thousand-five-hundred dollars ($1,500).

E.   The monthly reinsurance premium shall be due and payable as described in
     Article VI. The REINSURER reserves the right to charge interest on premiums not remitted in accordance with the schedule set forth in Article VI. The interest rate payable by the CEDING COMPANY to the REINSURER for overdue premiums shall be the ninety (90) day Federal Government Treasury Bill rate as first published in the Wall Street Journal in the month following the end of the billing period plus fifty (50) basis points. The method of calculation shall be simple interest (360-day year).

F. The reinsurance premium structure described above shall remain in effect as long as the death benefit design, the contract fees, the mortality and expense charges, the administration fees, and the surrender charges in effect at the inception of this Agreement remain unchanged.

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GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                          Page 7

                                   Article VI

                           Reinsurance Administration

A. Within thirty (30) days of the end of each calendar month, the CEDING COMPANY will furnish the REINSURER a seriatim report as detailed Schedule C for each contract specified in Schedule A, valued as of the last day of that month.

B. Additionally, within thirty (30) days of the end of each calendar month, the CEDING COMPANY will furnish the REINSURER a separate paper report summarizing the following data:

     1.   reinsurance premiums due the REINSURER
     2. benefit claim reimbursements due the CEDING COMPANY in total and split by VNAR and SCNAR

C. Furthermore, the REINSURER will use the summary data in Schedule C to calculate and monitor its maximum annual aggregate VNAR liability throughout the calendar year. Upon the receipt of the final report for the calendar year, the REINSURER will true-up benefit claim reimbursements, if necessary, from the prior calendar year.

D. If the net balance is due the REINSURER, the amount due shall be remitted with the report statement. If the net balance is due the CEDING COMPANY, the REINSURER shall remit the amount to the CEDING COMPANY within fifteen
     (15) days of the receipt of the report.

E.   Other:

     l. The REINSURER reserves the right to charge interest [if (a) and (b) below occur] based on the ninety (90) day Federal Government Treasury Bill as first published by the Wall Street Journal in the month following the end of the billing period plus fifty (50) basis points. The method of calculation shall be simple interest (360-day year).

          (a) premiums are not paid within sixty (60) days of the due date shown on the statement

          (b) premiums for first year business are not paid within one-hundred-eighty (180) days of the effective date of the policy

     2. The REINSURER will have the right to terminate this Agreement when premium payments are in default by giving ninety (90) days' written notice of termination to the CEDING COMPANY. As of the close of the last day of this ninety (90) day notice period, the REINSURER's liability for all risks reinsured associated with the defaulted premiums under this Agreement will terminate. The first day of the ninety (90) day notice of termination will be the day the notice is received in the mail by the CEDING COMPANY or if the mail is not used, the day it is delivered to the CEDING COMPANY. If all premiums in default are received within the ninety (90) day time period, the Agreement will remain in effect.

     3. Payments between the CEDING COMPANY and the REINSURER may be paid net of any amount due and unpaid under this reinsurance Agreement.

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GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                          Page 8

                                   Article VII

                              Settlement of Claims

A. The claims, calculated as set forth in Article IV, that are eligible for reimbursement are only those that the Company is required to pay on deaths that occur on or after the Effective Date of this Agreement and subject to benefit limitations as described below.

B. In the event the CEDING COMPANY provides satisfactory proof of claim liability to the REINSURER, claim settlements made by the CEDING COMPANY shall be unconditionally binding on the REINSURER. In every case of loss, copies of the proofs obtained by the CEDING COMPANY will be taken by the REINSURER as sufficient; however, the minimum of a death certificate is required.

C. Within thirty (30) days of the end of each calendar month, the CEDING COMPANY shall notify the REINSURER of the reinsured death benefits paid in that month, based on the net amount at risk definition set forth in Article IV, and the REINSURER shall reimburse the CEDING COMPANY, as provided in
     Article VI, for the reinsured benefits. A positive net amount will indicate amount due the REINSURER. A negative net amount will indicate amounts due the CEDING COMPANY.

D. Settlements by the REINSURER shall be in a lump sum regardless of the mode of payment made by the CEDING COMPANY.

E. In no event will the REINSURER participate in punitive or compensatory damages, which are awarded against the CEDING COMPANY as a result of an act, omission or course of conduct committed solely by the CEDING COMPANY in connection with the insurance reinsured under this Agreement. The REINSURER shall, however, pay its share of statutory penalties awarded against the CEDING COMPANY in connection with insurance reinsured under this Agreement if the REINSURER elected to join in the contest of the coverage in question.

     The parties recognize that circumstances may arise in which equity would require the REINSURER, to the extent permitted by law, to share proportionately in certain assessed situations in which the REINSURER was an active party and directed, consented to, or ratified the act, omission or course of conduct of the CEDING COMPANY which ultimately resulted in the assessment of the extracontractual damages, other than statutory damages. In such situations, the REINSURER and the CEDING COMPANY shall share such damages so assessed, in equitable proportions. For the purposes of this provision, the following definitions will apply:

     . "Punitive Damages" are those damages awarded as a penalty, the amount of which is neither governed nor fixed by statute

     . "Statutory Penalties" are those amounts awarded as a penalty, but fixed in amount by statute

     . "Compensatory Damages" are those amounts awarded to compensate for actual damages sustained and are not awarded as a penalty, nor fixed in amount by statue

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GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                          Page 9

                       Article VII - Settlement of Claims
                                  (continued)

     If the REINSURER declines to be a party to the contest, compromise, or litigation of a claim, it will pay its full share of the amount reinsured as if there had been no contest, compromise, or litigation, and its proportionate share of covered expenses incurred to the date it notifies the CEDING COMPANY it declines to be a party.

F. In no event will the REINSURER be liable for expenses incurred in connection with a dispute or contest arising out of conflicting or any other claims of entitlement to policy proceeds or benefits, provided the REINSURER makes payment of the amount of reinsurance to the CEDING COMPANY when the REINSURER is first notified of the claim.

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GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 10

                                  Article VIII

                              Recapture Privileges

The CEDING COMPANY may recapture existing reinsurance in force up to its then published retention in accordance with the following rules:

A. The CEDING COMPANY will notify the REINSURER of its intent to recapture at least thirty (30) days prior to any recapture.

B. No recapture will be made unless reinsurance has been in force fifteen (15) years.

C. No recapture will be made unless the carry-forward as described in this Agreement, is not in a negative position.

D. Carry-forward for this Agreement is defined as the current period's reinsurance premium minus all reinsurance claims paid under this Agreement minus a 2.5 basis point annual expense allowance applied against the average aggregate Account Value minus the change in treaty reserves plus last period's loss carry-forward. The carry-forward amount is accumulated at the average ninety (90) day U.S. Treasury bill rate for the period plus 2%.

E. Upon election, recapture shall occur ratably over a thirty-six (36) month period (i.e., the quota-share percentage reduces 2.78% each month).

F. The REINSURER will provide the CEDING COMPANY the "formula and mechanism" to determine the carry-forward.

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GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 11

                                   Article IX

                               Reinsurance Credit

Reinsurance Credit. It is the intention of both the REINSURER and the CEDING COMPANY that the CEDING COMPANY qualify for reinsurance credit in the State of Delaware for the reinsurance ceded hereunder. The REINSURER shall do all that is necessary to comply with the Insurance Department of the State of Delaware, in order to enable the CEDING COMPANY to take credit for the reinsurance ceded hereunder, including delivery of any reports required thereunder.

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GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 12

                                    Article X

                              Inspection of Records

A. The REINSURER, or its duly appointed representatives, shall have the right at all reasonable times and for any reasonable purpose to inspect at the office of the CEDING COMPANY all records referring to reinsurance ceded to the REINSURER.

B. Relating to the business reinsured hereunder, the CEDING COMPANY or its duly appointed representatives shall have the right at all reasonable times and for any reasonable purpose to inspect at the office of the REINSURER all records referring to reinsurance ceded from the CEDING COMPANY.

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GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 13

                                   Article XI

                                   Insolvency

A. Definition of Insolvency: For purposes of this Agreement, either the CEDING COMPANY or the REINSURER shall be deemed insolvent if:

     . a court order is issued voluntarily or involuntarily placing it into conservatorship, rehabilitation, receivership or liquidation, or appointing a conservator, rehabilitator, receiver or liquidator to take over its business; or

     . it has filed or consents in the filing of a petition in bankruptcy, seeks reorganization or an arrangement with creditors or takes advantage of any bankruptcy, dissolution, liquidation or similar law or statute.

B.   In the event of the insolvency of the REINSURER:

     1. The CEDING COMPANY may retain all or any portion of any amount then due or which may become due to the REINSURER under this Agreement and use such amounts for the purposes of paying any and all liabilities of the REINSURER incurred under this Agreement. When all such liability hereunder has been discharged, the CEDING COMPANY shall pay the REINSURER, its successor or statutory receiver, such balance of the amounts withheld as may remain.

     2. The CEDING COMPANY may, upon ninety (90) days' written notice to the REINSURER, its liquidator, receiver or statutory successor, recapture without penalty the entire amount of reinsurance under this Agreement.

C. In the event of the insolvency of the CEDING COMPANY, all reinsurance will be payable on the basis of the liability of the CEDING COMPANY on the policies reinsured directly to the CEDING COMPANY or its liquidator, receiver or statutory successor without diminution because of the insolvency of the CEDING COMPANY.

D. In the event of insolvency of the CEDING COMPANY, the liquidator, receiver or statutory successor will within a reasonable time after the claim is filed in the insolvency proceeding, give written notice to the REINSURER of all pending claims against the CEDING COMPANY or any policies reinsured. While a claim is pending, the REINSURER may investigate and interpose, at its own expense, in the proceedings where the claim is adjudicated, any defense or defenses which it may deem available to the CEDING COMPANY or its liquidator, receiver or statutory successor. The expenses incurred by the REINSURER will be chargeable, subject to court approval, against the CEDING COMPANY as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the CEDING COMPANY solely as a result of the defense undertaken by the REINSURER. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expenses will be apportioned in accordance with the terms of the Reinsurance Agreement as though such expense had been incurred by the CEDING COMPANY.

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GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 14

                             Article XI - Insolvency
                                  (continued)

E. Any debts or credits, matured or unmatured, liquidated or unliquidated, in favor of or against either the REINSURER or CEDING COMPANY with respect to this Agreement are deemed mutual debts or credits, as the case may be, and will be offset, and only the balance will be allowed or paid. However, in the event of liquidation, the REINSURER may offset against undisputed amounts which are due and payable to the CEDING COMPANY, only those undisputed amounts due the REINSURER which are not more than one-hundred-eighty (180) days past due at the date of the court order of liquidation.

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GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 15

                                   Article XII

                                   Negotiation

A. Within ten (10) days after one of the parties has given the other the first written notification of a specific dispute, each party will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The specific format for such discussions will be decided by the designated officers.

B. If the officers cannot resolve the dispute within thirty (30) days of their first meeting, the parties will agree to submit the dispute to formal arbitration. However, the parties may agree in writing to extend the negotiation period for an additional thirty (30) days.

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GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 16

                                  Article XIII

                                   Arbitration

A. It is the intention of the CEDING COMPANY and the REINSURER that the customs and practices of the insurance and reinsurance industry will be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all things with the highest good faith. If after the negotiation required by Article XII, the REINSURER or the CEDING COMPANY cannot mutually resolve a dispute, which arises out of or relates to this Agreement, the dispute will be decided through arbitration. The arbitrators will base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law; there will be no appeal of their decision, and any court having jurisdiction of the subject matter and the parties may reduce that decision to judgement.

B. To initiate arbitration, either the REINSURER or the CEDING COMPANY will notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent will respond to the notification in writing within ten (10) days of its receipt.

C. There will be three arbitrators who will be current or former officers of life insurance companies other than the contracting companies or affiliates thereof. Each of the contracting companies will appoint one of the arbitrators and these two arbitrators will select the third. If either party refuses or neglects to appoint an arbitrator within sixty (60) days, the other party may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within sixty (60) days of their appointment, then the appointment of said arbitrator will be left to the President of the American Arbitration Association. Once chosen, the arbitrators are empowered to decide all substantive and procedural issues by majority of votes.

D. It is agreed that each of the three arbitrators should be impartial regarding the dispute and should resolve the dispute on the basis described in Section A of this Article.

E. The arbitration hearing will be held on the date fixed by the arbitrators in New York City. In no event will this date be later than three (3) months after the appointment of the third arbitrator. As soon as possible, the arbitrators will establish pre-arbitration procedures as warranted by the facts and issues of the particular case. At least ten (10) days prior to the arbitration hearing, each party will provide the other party and the arbitrators with a detailed statement of the facts and arguments they will present at the arbitration hearing. The arbitrators may consider any relevant evidence; they will give the evidence such weight as they deem it entitled to after consideration of any objections raised concerning it. Each party may examine any witnesses who testify at the arbitration hearing

F. The cost of arbitration will be divided between the parties, unless the arbitrators decide otherwise.

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GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 17

                                   Article XIV

                        Right of Offsetting Balances Due

The CEDING COMPANY and the REINSURER shall have, and may exercise at any time, the right to offset any balance or balances due one party to the other, its successors or assignees, against balances due the other party under this Agreement or under any other Agreements or Contracts previously or subsequently entered into between the CEDING COMPANY and the REINSURER. This right of offset shall not be affected or diminished because of insolvency of either party to this Agreement.

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GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 18

                                   Article XV

                          Contract and Program Changes

A. The CEDING COMPANY may amend, substitute, add or delete variable investment funds to the investment options supporting the annuity contract as described in the contract general provisions. No such change will be made by the CEDING COMPANY without prior notification to the REINSURER and without the prior approval of the Securities and Exchange Commission, if necessary. The CEDING COMPANY agrees to maintain at all times a satisfactory selection of core investment options with characteristics similar to those listed in Schedule B.

B. The CEDING COMPANY shall also give the REINSURER advance notice of any other changes to its annuity product design and/or Guaranteed Minimum Death Benefit, its fees and charges, its distribution systems and/or methods, or the addition of any riders to any contract form reinsured hereunder.

C. Should any such change as stated above result in a material increase in the reinsured net amount at risk and/or material decrease in the reinsurance premiums due on a product line, the REINSURER shall have the right to modify any of the terms of this Agreement for that product line only in order to restore the REINSURER to its original position.

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GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 19

                                   Article XVI

                                 Confidentiality

All matters with respect to this Agreement require the utmost good faith of both parties. Both the CEDING COMPANY and the REINSURER shall hold confidential and not disclose or make competitive use of any shared proprietary information unless otherwise agreed to in writing, or unless the information otherwise becomes publicly available or the disclosure of which is required for retrocession purposes or has been mandated by law or is duly required by external auditors.

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GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 20

                                  Article XVII

                                  Miscellaneous

A. This Agreement shall constitute the entire Agreement between the parties with respect to business reinsured hereunder. There is no understanding between the parties other than as expressed in this Agreement and any change or modification of this Agreement shall be null and void unless made by Amendment to the Agreement and signed by both parties.

B.   Notices:

     Any notice or communication given pursuant to this Reinsurance Agreement must be in writing and a) delivered personally, b) sent by facsimile or other similar transmission to a number specified in writing by the recipient, c) delivered by overnight express, or d) sent by Registered or Certified Mail, Postage Prepaid, Return Receipt Requested, as follows:

     If to CEDING COMPANY:   GE Life and Annuity Assurance Company
                             6610 West Broad Street
                             Richmond, Virginia 23230
                             Attn: Jerry Metz

     If to the REINSURER:    AXA Re Life Insurance Company
                             17 State Street
                             New York, New York 10004
                             Attn: Josephine Pagnozzi

     All notices and other communications required or permitted under this Reinsurance Agreement that are addressed as provided in this Section will
     a) if delivered personally or by overnight express, be deemed given upon delivery, b) if delivered by facsimile transmission or other similar transmission, be deemed given when electronically confirmed, and c) if sent by registered or certified mail, be deemed given when marked postage prepaid by the sender's terminal. Any party from time to time may change its address, but no such notice of change will be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof. The more specific requirements of Article II shall apply to notices thereunder.

C. This Agreement shall be binding to the parties and their respective successors and permitted assignees. This Agreement may not be assigned by either party without the written consent of the other. This Agreement may be modified or amended only by an Amendment duly executed and delivered on behalf of each party by its respective duly authorized officers.

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GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 21

                                  Article XVIII

                                  Severability

If any provision of this Agreement is determined to be invalid or unenforceable, such determination will not affect or impair the validity or the enforceability of the remaining provisions of this Agreement.

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 22

                                   Article XIX

                                 DAC Tax Article
               Treasury Regulation Section 1.848-2(g)(8) Election

The CEDING COMPANY and the REINSURER hereby agree to the following pursuant to the Section 1.848-2(g)(8) of the Income Tax Regulations issued December 29, 1992, under Section 848 of the Internal Revenue Code 1986, as amended. This election shall be effective for 1993 and all subsequent taxable years for which this Agreement remains in effect.

A. The term "party" will refer to either the CEDING COMPANY or the REINSURER as appropriate.

B. The terms used in this Article are defined by reference to Treasury Regulations Section 1.848-2 in effect as of December 29, 1992.

C. The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deduction limitation of IRC Section 848(c)(1).

D. Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency. The parties also agree to exchange information, which may be otherwise required by the IRS.

E. The CEDING COMPANY will submit to the REINSURER by April 1st of each year, a schedule of its calculation of the net consideration for the preceding calendar year. This schedule will be accompanied by a statement signed by an officer of the CEDING COMPANY stating that the CEDING COMPANY will report such net consideration in its tax return for the preceding calendar year.

F. The REINSURER may contest such calculation by providing an alternate calculation to the CEDING COMPANY in writing within thirty (30) days of the REINSURER's receipt of the CEDING COMPANY's calculation. If the REINSURER does not notify the CEDING COMPANY, the REINSURER will report the net consideration as determined by the CEDING COMPANY in the REINSURER's tax return for the previous calendar year.

G. If the REINSURER contests the CEDING COMPANY's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the REINSURER submits its alternate calculation. If the REINSURER and CEDING COMPANY reach agreement on an amount of net consideration, each party shall report such amount in their respective tax returns for the previous calendar year.

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 23

                                   Article XX

                       Duration of Agreement and Facility

A. This Agreement shall be unlimited as to its duration but may be reduced or terminated as provided in this Article, below.

B. This Facility shall be open for new business for a minimum of two (2) years as measured from the Effective Date of this Agreement subject to a limit of three-billion-dollars ($3,000,000,000) of total account value. Any time on or after the second anniversary of this Agreement, and upon one-hundred-eighty (180) days written notice, or anytime on or after attainment ofof three-billion-dollars ($3,000,000,000) of total new deposits, and upon notice when total new deposits reach the two-and-one-half billion dollar ($2,500,000,000) level, either the CEDING COMPANY or the REINSURER may either cancel this Agreement for new business unilaterally or amend the terms of reinsurance for new business by mutual agreement. The facility may be renewed thereafter, subject to mutually accepted terms.

C. The CEDING COMPANY shall have the option of terminating this agreement for new business upon thirty (30) days' written notice to the REINSURER in the event that: 1) the REINSURER's A. M. Best rating is reduced to B- or lower;
     2) the REINSURER is placed upon a "watchlist" by its Domiciliary State's insurance regulator; 3) the REINSURER's Standard & Poors rating is reduced to BBB+ or lower; 4) appointment of a receiver, conservator or trustee for management of the REINSURER is ordered or proceeding is commenced for rehabilitation, liquidation, supervision or conservation of the REINSURER.

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 24

                                   Article XX

                             Execution of Agreement

This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof signed by less than both, but together signed by both of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives as of February 1, 1999.

GE LIFE AND ANNUITY ASSURANCE COMPANY


By:     /s/ Illegible                                         Date: Dec. 18,1999
        ----------------------------------------------------


Attest: /s/ Illegible
        ----------------------------------------------------


AXA RE LIFE INSURANCE COMPANY


By:     /s/ Michael W. Pado                                    Date: Illegible
        ----------------------------------------------------
        Michael W. Pado
        Senior Vice President and Chief Underwriting Officer


Attest: /s/ Josephine Pagnozzi
        ----------------------------------------------------
        Josephine Pagnozzi, Assistant Vice President

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 25

                                   Schedule A

                                 Plans Reinsured

A.   Quota-Share Percentage: 50%

B.   GMDB Benefit Reinsured:

     1.   Extra Credit
          . Basic Benefit to issue ages * = 80: Max Anniversary Value to attained age 80, GMDB frozen thereafter
          . Enhanced Benefit for issue ages * = 80: greater of Basic Benefit and 6% Roll up to attained age 80 subject to 200% of net considerations, GMDB frozen thereafter

     2.   No Surrender Charge
          .    Basic Benefit 1 for issue ages 81-85:
               .    Return of Net Consideration
          .    Basic Benefit 2 for issue ages * = 80:
               .    One year Ratchet to attained age 80, GMDB frozen thereafter

C.   Related Contracts:

     .    Extra Credit product (Policy Form P1152 1/99)
     .    No Surrender Charge product (Policy Form P1151 1/99)

* means Less Than

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 26

                                   Schedule B
                                Investment Funds

                                LIFE OF VIRGINIA
                 INVESTMENT FAMILY/FUND/SUBDIVISION ABBREVIATION
                                   BY PRODUCT

                                             SA1     SA2       SA2       SA3
                                             C2      C3      C4,CVUL     CVL
GE INVESTMENTS FUNDS, INC.
   GEI S&P 500 INDEX                         VA1     VB1       V21       VC1
   GEI MONEY MARKET                          VA3     VB3       V23       VC3
   GEI TOTAL RETURN                          VA4     VB4       V24       VC4
   GEI INTERNATIONAL EQUITIES                NA      VB5       V25       VC5
   GEI REAL ESTATE SECURUTIES                NA      VB6       V26       VC6
   GEI VALUE EQUITY                          NA      VB8       V28       VC8
(12/12/97)GEI INCOME                         VA9     VB9       V29       VC9
(5/1/98) GEI  US EQUITY                      NA      VBA       V2A       VCA
(5/1/99) GEI  PREMIER GROWTH                 NA      VBB       V2B       VCB

                               JANUS ASPEN SERIES
   JAN BALANCED                                      JBB       J2B       JCB
   JAN AGGRESSIVE GROWTH                             JBC       J2C       JCC
   JAN GROWTH                                        JBD       J2D       JCD
   JAN WORLDWIDE GROWTH                              JBE       J2E       JCE
   JAN FLEXIBLE INCOME                               JBF       J2F       JCF
   JAN INTERNATIONAL GROWTH                          JBI       J2I       JCI
   JAN CAPITAL APPRECIATION                          JBK       J2K       JCK

                       FIDELITY FUNDS VIP & VIPII & VIPIII
   FID VIP EQUITY-INCOME                             FBC       F2C       FCC
   FID VIP GROWTH                                    FBD       F2D       FCD
   FID VIP OVERSEAS                                  FBE       F2E       FCE
   FID VIPII ASSET MANAGER                           FBI       F2I       FCI
   FID VIPII CONTRAFUND                              FBJ       F2J       FCJ
   FID VIPIII GROWTH AND INCOME                      FBO       F2O       FCO
   FID VIPIII GROWTH OPPORTUNITIES                   FBP       F2P       FCP

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
   OPP HIGH INCOME                                   OBB       O2B       OCB
   OPP BOND                                          OBC       O2C       OCC
   OPP AGGRESSIVE GROWTH(NAME CHANGE 5/1/98)         OBD       O2D       OCD
   OPP CAPITAL APPRECIATION (NAME CHANGE 5/1/99)     OBE       O2E       OCE
   OPP MULTIPLE STRATEGIES                           OBF       O2F       OCF

                           FEDERATED INSURANCE SERIES
   FED AMER LEADERS II                               IBA       12A       ICA
   FED HIGH INCOME BOND II                           IBB       12B       ICB
   FED UTILITY II                                    IBE       12E       ICE

                               ALGER AMERICAN FUND
   ALG SMALL CAPITALIZATION                          ABF       A2F       ACF
   ALG GROWTH                                        ABG       A2G       ACG

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 27

                          Schedule B - Investment Funds
                                   (continued)

GOLDMAN SACHS FUND (NEW 5/1/98)
(5/1/98) GSF GROWTH AND INCOME                              GBG    G2G    GCG
(5/1/98) GSF MID CAP VALUE (name change5/1/99)              GBM    G2M    GCM

SALOMON BROTHERS (NEW 10/1/98)
(10/1/98) SAL SALOMON INVESTORS                             SBI    S2I    SCI
(10/1/98) SAL SALOMON TOTAL RETURN                          SBR    S2R    SCR
(10/1/98) SAL SALOMON STRATEGIC BOND                        SBB    S2B    SCB

                                               SA4   SA4    SA5    NY     SA4     SA4
   GE INVESTMENTS FUNDS, INC.                  CVA   CVA+   401K   CVA+   EC    FREEDOM
   GEI S&P 500 INDEX                           VD1   V41    VE1    V71    VH1     VI1
   GEI MONEY MARKET                            VD3   V43    VE3    V73    VH3     VI3
   GEI TOTAL RETURN                            VD4   V44    NA     V74    VH4     VI4
   GEI INTERNATIONAL EQUITIES                  VD5   V45    VE5    V75    VH5     VI5
   GEI REAL ESTATE SECURUTIES                  VD6   V46    VE6    V76    VH6     VI6
   GEI GLOBAL INCOME                           VD7   V47    VE7    V77    N/A     N/A
   GEI VALUE EQUITY                            VD8   V48    VE8    V78    VH8     VI8
12/12/97 GEI INCOME                            VD9   V49    NA     V79    VH9     VI9
(5/1/98) GEI US EQUITY                         VDA   V4A    VEA    V7A    VHA     VIA
(5/3/99) GEI PREMIER GROWTH                    VDB   V4B    NA            VHB     VIB

                                   JANUS ASPEN SERIES
   JAN BALANCED                                JDB   J4B    JEB    J7B    JHB     JIB
   JAN AGGRESSIVE GROWTH                       JDC   J4C    JEC    J7C    JHC     JIC
   JAN GROWTH                                  JDD   J4D    JED    J7D    JHD     JID
   JAN WORLDWIDE GROWTH                        JDE   J4E    JEE    J7E    JHE     JIE
   JAN FLEXIBLE INCOME                         JDF   J4F    JEF    J7F    JHF     JIF
   JAN INTERNATIONAL GROWTH                    JDI   J4I    JEI    J7I    JHI     JII
   JAN CAPITAL APPRECIATION                    JDK   J4K    JEK    J7K    JHK     JIK

                          FIDELITY FUNDS VIP & VIPII & VIPIII
   FID VIP EQUITY-INCOME                       FDC   F4C    NA     F7C    FHC     FIC
   FID VIP GROWTH                              FDD   F4D    NA     F7D    FHD     FID
   FID VIP OVERSEAS                            FDE   F4E    NA     F7E    FHE     FIE
   FID VIPII ASSET MANAGER                     FDI   F4I    NA     F7I    FHI     FII
   FID VIPII CONTRAFUND                        FDJ   F4J    NA     F7J    FHJ     FIJ
   FID VIPIII GROWTH and INCOME                FDO   F4O    NA     F7O    FHO     FIO
   FID VIPIII GROWTH OPP                       FDP   F4P    NA     F7P    FHP     FIP

OPPENHEIMER VARIABLE ACCOUNT FUNDS
   OPP HIGH INCOME                             ODB   O4B    OEB    O7B    OHB     OIB
   OPP BOND                                    ODC   O4C    OEC    O7C    OHC     OIC
   OPP AGGRESSIVE GROWTH(name change5/1/98)    ODD   O4D    OED    O7D    OHD     OID
   OPP CAPITAL APPRECIATIONname change5/1/99   ODE   O4E    OEE    O7E    OHE     OIE
   OPP MULTI STRATEGIES                        ODF   O4F    OEF    O7F    OHF     OIF

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 28

                              Schedule B - Investment Funds
                                       (continued)

FEDERATED INSURANCE SERIES
   FED AMER LEADERS II                                IDA   14A   IEA   17A   IHA   IIA
   FED HIHH INC BOND II                               IDB   14B   IEB   17B   IHB   IIB
   FED UTILITY II                                     IDE   14E   IEE   17E   IHE   IIE

   ALGER AMERICAN FUND
   ALG SMALL CAPITALIZATION                           ADF   A4F   AEF   A7F   AHF   AIF
   ALG GROWTH                                         ADG   A4G   AEG   A7G   AHG   AIG

   PILGRIM BAXTER - PBHG INSURANCE SERIES FUND, INC.
   PIL LARGE CAP GROWTH                               PDC   P4C   PEC   P7C   N/A   N/A
   PIL GROWTH II                                      PDG   P4G   PEG   P7G   N/A   N/A
(CONTINUED)

                                                            SA4   SA4   SA5   NY    EC
   FIDELITY ADVISOR FUNDS
   FID ADV EQUITY INCOME                                                FEK
   FID ADV EQUITY GROWTH                                                FEL
   FID ADV GROWTH OPPORTUNITIES                                         FEM
   FID ADV INCOME & GROWTH                                              FEN

GOLDMAN SACHS FUND (NEW 5/1/98)
(5/1/98) GSF GROWTH AND INCOME                        GDG   G4G   N/A   G7G   GHG   GIG
(5/1/98) GSF MID CAP VALUE(name change5/1/99)         GDM   G4M   N/A   G7M   GHM   GIM

SALOMON BROTHERS (NEW 10/1/98)
(10/1/98) SAL SALOMON INVESTORS                       SDI   S4I   N/A         SHI   SII
(10/1/98) SAL SALOMON TOTAL RETURN                    SDR   S4R   N/A         SHR   SIR
(10/1/98) SAL SALOMON STRATEGIC BOND                  SDB   S4B   N/A         SHB   SIB

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 29

                                   Schedule C

                                   Data Layout

Field Description                            Comments

Annuitant's ID:                              Last Name
                                             First Name
                                             Middle Name
Sex                                          M or F
Date of Birth                                YYYYMMDD
Social Security No. / Social Insurance No.
Joint Annuitant's ID:                        Last Name        If Applicable
                                             First Name
                                             Middle Name
Sex                                          M or F
Date of Birth                                YYYYMMDD
Social Security No. / Social Insurance No.
Owner's ID:                                  Last Name
                                             First Name
                                             Middle Name
Sex                                          M or F
Date of Birth                                YYYYMMDD
Social Security No. / Social Insurance No.
Joint Owner's ID:                            Last Name        If Applicable
                                             First Name
                                             Middle Name
Sex                                          M or F
Date of Birth                                YYYYMMDD
Social Security No. / Social Insurance No.
Policy Number
Policy Issue Date                            YYYYMMDD
Policy Issue Status                          NI=True New Issue, SC=Spousal
                                             Continuance, EX=1035 Exchange
Tax Status                                   Qualified (Q), or Non-qualified (N)

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 30

                                   Schedule C
                                   (continued)

                                   Data Layout

Field Description                     Comments
GMDB SECTION
Mortaltiy Risk Definition Indicator   AV = VNAR; CV = VNAR + SCNAR
Death Claim Trigger                   A = Annuitant, O = Owner, 1 = 1st to die, 2 = 2nd to die
                                      (e.g., A2 = payable upon death of second of joint annuitants)
Current Ratchet Value                 If Applicable
Current Reset Value                   If Applicable
Current Rollup Value                  If Applicable
Minimum Guaranteed Death Benefit
Contract Death Benefit                Greater of Account Value and Minimum Guaranteed Death Benefit
Mortality Risk                VNAR    Max [(Contract Death Benefit - Account Value), 0]
                             SCNAR    Surrender Charge, if applicable

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB
Effective 2/l/99                                                         Page 31

                                   Schedule C
                                   (continued)

                                   Data Layout

Field Description                  Comments

Funding Vehicle Values:
     "MorningStar" designations (US)
                   Aggressive Growth
                            Balanced
                      Corporate Bond
                     Government Bond
                              Growth
                   Growth and Income
                     High Yield Bond
                  International Bond
                 International Stock
                        Money Market
                      Specialty Fund

     "Financial  Post"  designations
(Canada)

                        Asia-Pacific
                            Balanced
                                Bond
                     Canadian Equity
                            Dividend
                     European Equity
                       Global Equity
                International Equity
               North American Equity
                               Other
                United States Equity

     General Account

Note: total of funding vehicles should equal account value.

Termination Information:
Termination Date             YYYYMMDD, If applicable
Reason for termination       Death (D), Annuitization (A), 1035 Exchange (X),
                             GMIB Election (I), Other (O).
Cause of Death               If applicable. Use your Cause of Death code, and
                             provide translation

Summary Information:         For reconciliation purposes (may be paper summary)
Total number of records      Monthly aggregate information by GMIB Design, GMAB
                             Design, and Pricing Cohort (if applicable)
Total of each dollar field   Monthly aggregate information by GMIB Design, GMAB
                             Design, and Pricing Cohort (if applicable)

Note: All values to nearest dollar

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 32
--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 29

                                    Exhibit I

                              Reinsurance Premiums

"Extra Credit"                      Issue   Reinsurance   Guaranteed
  Alternative A (Issue Ages 0-65)    Ages    Premiums      Maximum
--------------------------------------------------------------------
Basic Benefit                        0-45       7.0          16.0
                                    46-65      19.5          41.0

Enhanced Benefit                     0-45     12.25          26.5
                                    46-65      38.0          78.0
--------------------------------------------------------------------

"Extra Credit"
Alternative B (Issue Ages 66-80)
--------------------------------------------------------------------
Basic Benefit                       66-75      36.0          74.0
                                    76-80      45.0          92.0

Enhanced Benefit                    66-75      67.0         136.0
                                    76-80      69.0         140.0
--------------------------------------------------------------------

"No Surrender Charge"
Alternative B
--------------------------------------------------------------------
Basic Benefit 1                     81-85      56.0         114.0

Basic Benefit 2                      0-45      6.75          15.5
                                    46-65      17.0          36.0
                                    66-75      39.0          80.0
                                    76-80      50.0         102.0
--------------------------------------------------------------------

*The current premium rate shall be in effect for a minimum of twenty (20) years from the Effective Date of this Reinsurance Agreement. Thereafter, it may be increased based on expected experience but not beyond the stated guaranteed maximum rates shown.

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 33

                                   Exhibit II

                            Benefit Limitation Rules

Trapezoidal Rule

Average Aggregate Account Value inforce in calendar year Z equals:

AV(Jan//B//) / 24 +
AV(Feb//B//) + AV(Mar//B//) + AV(Apr//B//) + AV(May//B//) / 12 +
AV(Jun//B//) + AV(Jul//B//) + AV(Aug//B//) + AV(Sep//B//) / 12 +
AV(Oct//B//) + AV(Nov//B//) + AV(Dec//B//) / 12 +
AV(Dec//B//) / 24

where AV(Month//B//) is equal to the beginning of month aggregate account value of the Related Contracts listed above and AV(Month//E//) is equal to the end of month aggregate account value of the Related Contracts listed above.

For partial calendar years AV(Month//B//) for months prior to the Effective Date of treaty should be set equal to zero.

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                         Page 34

                                   Addendum to
                    Automatic Reinsurance Agreement No. 99004
                                     between
                      GE LIFE AND ANNUITY ASSURANCE COMPANY
                                (CEDING COMPANY)

                                       and

                          AXA RE LIFE INSURANCE COMPANY
                                   (REINSURER)

Effective February l, 1999, this Addendum is hereby attached to and becomes a part of the above named Reinsurance Agreement. The following paragraph sets forth the REINSURER's Parental Guarantee:

     Whereas AXA Re', Paris, France, directly and indirectly, owns 100% of AXA Re Life (the REINSURER), AXA Re' guarantees the full and prompt payment of all of the REINSURER's contractual obligations under this Reinsurance Agreement, plus all reasonable costs and expenses including attorney fees paid by the CEDING COMPANY in enforcing this guarantee. This guarantee shall be absolute, continuing and conditional only upon the contractual terms of the Reinsurance Agreement.

This Addendum does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Addendum, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

GE LIFE AND ANNUITY ASSURANCE COMPANY, Richmond, Virginia


By:     /s/ Illegible                                        Date: Dec. 10, 1999
        --------------------------------------------
        Illegible, Vice President


Attest: /s/ Illegible
        --------------------------------------------
        Illegible, Sr. Vice President


AXA RE LIFE INSURANCE COMPANY, New York, New York


By:     /s/ Michael W. Pado                                  Date: Illegible
        --------------------------------------------
        Michael W. Pado, Senior Vice President & CUO


Attest: /s/ Josephine Pagnozzi
        --------------------------------------------
        Josephine Pagnozzi, Assistant Vice President


AXA RE' S. A., Paris, France


By:     /s/ T. Dubios                                    Date: November 29, 1999
        --------------------------------------------
        T. Dubios, SVP Life and Health


Attest:
        --------------------------------------------
        Name/Title

--------------------------------------------------------------------------------
Addendum to GE Life & Annuity Agreement No. 99004DB
Effective 2/1/99                                                     Page 1 of 1

                         [LOGO] AXA CORPORATE SOLUTIONS

Brian Haynes
GE Financial Assurance
6610 West Broad Street
Richmond, VA 23230

                                                               February 26, 2001

Dear Brian:

This confirms that GE Life and Annuity Assurance Company ("Company") and AXA Corporate Solutions Life Reinsurance Company ("AXA") have reached substantive agreement for AXA to renew the new business facility for Automatic Reinsurance Agreement No. 99004 for a two-year period commencing February 1, 2001 and ending January 31, 2003. Thereafter, the new business facility may be renewed again by mutual consent of the Company and AXA.

This document shall serve as evidence of the intent of the parties to use their best efforts to conclude a definitive reinsurance amendment.

Accepted On Behalf Of
GE LIFE AND ANNUITY ASSURANCE
COMPANY


/s/ Brian Haynes
-----------------------------------
Name

SVP
Title

2/26/01
Date


Accepted On Behalf Of                       Accepted On Behalf Of
AXA CORPORATE SOLUTIONS                     AXA CORPORATE SOLUTIONS
LIFE REINSURANCE COMPANY                    LIFE REINSURANCE COMPANY


/s/ Illegible                               /s/ Betsy A. Barnes
------------------------------------        ------------------------------------
Name                                        Name

SVP                                         AVP
Title                                       Title

26 February 2001                            26 February 2001
Date                                        Date

                               Amendment No. 3 to

        Automatic Reinsurance Agreement No. 99004, Dated February 1, 1999
                                     between

                      GE LIFE AND ANNUITY ASSURANCE COMPANY
                                (CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                   (REINSURER)

Effective May 22, 2001, this Amendment is hereby attached to and becomes a part of the above named Reinsurance Agreement. It is mutually agreed that:

The GE Extra Credit Variable Annuity for Prudential is hereby added as a covered product under the terms of this Agreement. Reinsurance premiums shall be the same as described in the Agreement for the Extra Credit Variable Annuity. In addition:

     . Schedule A, Plans Reinsured, is hereby replaced by the attached Schedule A to document the addition of the Prudential product.

     . Schedule B, Investment Funds, is hereby replaced by the attached Schedule B to document the fund offerings associated with the Prudential product.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

GE LIFE AND ANNUITY ASSURANCE COMPANY


By:     /s/ Brian Haynes                                 Date: June 1, 2001
        -------------------------------------------
        Brian Haynes, SVP


Attest: /s/ Bruce E. Baker
        -------------------------------------------
        Bruce E. Baker, Vice President


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY


By:     /s/ Michael W. Pado                              Date: 22 May 2001
        -------------------------------------------
        Michael W. Pado, President


Attest: /s/ Betsy Barnes
        -------------------------------------------
        Betsy Barnes, Assistant Vice President


Attest: /s/ Julia Cornely
        -------------------------------------------
        Julia Cornely, Assistant Vice President

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB, Effective February l, 1999
Amendment No. 3, Effective May 22, 2001

                                   Schedule A

                                Plans Reinsured

A.   Quota-Share Percentage: 50%

B.   GMDB Benefit Reinsured:

     1.   Extra Credit (includes Extra Credit for Prudential as of May 22, 2001)

          . Basic Benefit to issue ages * = 80: Max Anniversary Value to attained age 80, GMDB frozen thereafter

          . Enhanced Benefit for issue ages * = 75: greater of Basic Benefit and 6% Roll up to attained age 75 subject to 200% of net considerations, GMDB frozen thereafter

     2.   No Surrender Charge - Freedom

          .    Basic Benefit 1 for issue ages 81-85:

               Return of Net Consideration

          .    Basic Benefit 2 for issue ages * = 80:

               One  year Ratchet to attained age 80, GMDB frozen thereafter

C.   Related Contracts:

          .    Extra Credit product (Policy Form P1152 1/99)

          .    No Surrender Charge product (Policy Form P1151 1/99)

* means Less Than

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB, Effective February 1, 1999
Amendment No. 3, Effective May 22, 2001

                                   Schedule B
                                Investment Funds

Products: Extra Credit and Freedom

GE INVESTMENTS FUNDS, INC.
   GEI S&P 500 INDEX
   GEI MONEY MARKET
   GEI TOTAL RETURN
   GEI INTERNATIONAL EQUITIES
   GEI REAL ESTATE SECURITIES
   GEI MID-CAP VALUE EQUITY
   GEI INCOME (12/29/97)
   GEI US EQUITY (5/1/98)
   GEI PREMIER GROWTH (5/3/99)

JANUS ASPEN SERIES
   JAN BALANCED
   JAN AGGRESSIVE GROWTH
   JAN GROWTH
   JAN WORLDWIDE GROWTH
   JAN FLEXIBLE INCOME
   JAN INTERNATIONAL GROWTH
   JAN CAPITAL APPRECIATION
   JAN GLOBAL TECHNOLOGY
   JAN GLOBAL LIFE SCIENCES

FIDELITY FUNDS VIP & VIPII & VIPIII
   FID VIP EQUITY-INCOME
   FID VIP GROWTH
   FID VIP OVERSEAS
   FID VIPII ASSET MANAGER
   FID VIPI1 CONTRAFUND
   FID VIPIII GROWTH AND INCOME
   FID VIPIII GROWTH OPPORTUNITIES

OPPENHEIMER VARIABLE ACCOUNT FUNDS
   OPP HIGH INCOME
   OPP BOND
   OPP AGGRESSIVE GROWTH (NAME CHANGE 5/1/98)
   OPP CAPITAL APPRECIATION (NAME CHANGE 5/1/99)
   OPP MULTIPLE STRATEGIES

FEDERATED INSURANCE SERIES
   FED AMER LEADERS II
   FED HIGH INCOME BOND II
   FED UTILITY II

ALGER AMERICAN FUND
   ALG SMALL CAPITALIZATION
   ALG GROWTH

GOLDMAN SACHS FUND (NEW 5/1/98)
   GSF GROWTH AND INCOME (5/1/98)
   GSF MID CAP VALUE (5/1/98. NAME CHANGE 5/1/99

SALOMON BROTHERS (NEW 10/1/98)
   SAL SALOMON INVESTORS (10/1/98)
   SAL SALOMON TOTAL RETURN (10/1/98)
   SAL SALOMON STRATEGIC BOND (10/1/98)

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB, Effective February 1, 1999
Amendment No. 3, Effective May 22, 2001

                                   Schedule B
                                Investment Funds

Products: "New" Extra Credit and "New" Freedom (Effective February 15, 2001)

GE INVESTMENTS FUNDS, INC.
   GEI MID-CAP VALUE EQUITY
   GEI MONEY MARKET
   GEI PREMIER GROWTH
   GEI S&P 500 INDEX
   GEI SMALL-CAP VALUE EQUITY
   GEI US EQUITY
   GEI VALUE EQUITY

JANUS ASPEN SERIES
   JAN AGGRESSIVE GROWTH
   JAN BALANCED
   JAN CAPITAL APPRECIATION
   JAN GLOBAL TECHNOLOGY
   JAN GROWTH
   JAN INTERNATIONAL GROWTH
   JAN GLOBAL LIFE SCIENCES
   JAN WORLDWIDE GROWTH

FIDELITY FUNDS VIPIII
   FID CONTRAFUND
   FID EQUITY INCOME
   FID GROWTH & INCOME
   FID GROWTH
   FID MID-CAP

AIM VARIABLE INSURANCE FUNDS, INC.
   AIM CAPITAL APPRECIATION
   AIM GROWTH
   AIM VALUE

PIMCO
   PIM FOREIGN BOND
   PIM HIGH YIELD BOND
   PIM TOTAL RETURN BOND
   PIM LONG-TERM U.S. GOVERNMENT BOND

ALLIANCE
   AVP GROWTH & INCOME
   AVP PREMIER GROWTH
   AVP QUASAR

FEDERATED INSURANCE SERIES
   FED HIGH INCOME BOND
   FED INTERNATIONAL SMALL COMPANY

MFS
   MFS UTILITIES
   MFS GROWTH
   MFS GROWTH & INCOME
   MFS NEW DISCOVERY

OPPENHEIMER VARIABLE ACCOUNT FUNDS
   OPP GLOBAL SECURITIES
   OPP MAIN STREET GROWTH & INCOME

DREYFUS
   DRF EMERGING MARKETS
   DRF SOCIALLY RESPONSIBLE GROWTH

RYDEX
   OTC 100

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB, Effective February l, 1999
Amendment No. 3, Effective May 22, 2001

                                   Schedule B

                                Investment Funds

Product: Extra Credit for Prudential (Effective May 22, 2001)

GE INVESTMENTS FUNDS, INC.
   GEI MID-CAP VALUE EQUITY
   GEI MONEY MARKET
   GEI PREMIER GROWTH
   GEI S&P 500 INDEX
   GEI SMALL-CAP VALUE EQUITY
   GEI US EQUITY
   GEI VALUE EQUITY

JANUS ASPEN SERIES
   JAN AGGRESSIVE GROWTH
   JAN BALANCED
   JAN CAPITAL  APPRECIATION
   JAN GLOBAL  TECHNOLOGY
   JAN WORLDWIDE  GROWTH
   JAN GLOBAL LIFE SCIENCES

FIDELITY FUNDS VIPIII
   FID CONTRAFUND
   FID EQUITY INCOME
   FID GROWTH & INCOME
   FID GROWTH

AIM VARIABLE INSURANCE FUNDS, INC.
   AIM CAPITAL APPRECIATION
   AIM VALUE

PIMCO
   PIM FOREIGN BOND
   PIM HIGH YIELD BOND
   PIM TOTAL RETURN BOND
   PIM LONG-TERM U.S. GOVERNMENT BOND

ALLIANCE
   AVP GROWTH & INCOME
   AVP PREMIER GROWTH
   AVP QUASAR

FEDERATED INSURANCE SERIES
   FED HIGH INCOME BOND
   FED INTERNATIONAL SMALL COMPANY

MFS
   MFS UTILITIES
   MFS GROWTH
   MFS GROWTH & INCOME
   MFS NEW DISCOVERY

OPPENHEIMER VARIABLE ACCOUNT FUNDS
   OPP GLOBAL SECURITIES
   OPP MAIN STREET GROWTH & INCOME

DREYFUS
   DRF EMERGING MARKETS
   DRF SOCIALLY RESPONSIBLE GROWTH

RYDEX
   OTC 100

PRUDENTIAL
   SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
   PRUDENTIAL JENNISON PORTFOLIO
   EQUITY PORTFOLIO
   SP JENNISON INTERNATIONAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB, Effective February 1, 1999
Amendment No. 3, Effective May 22, 2001

                               Amendment No. 2 to
        Automatic Reinsurance Agreement No. 99004, Dated February 1, 1999
                                    between

                      GE LIFE AND ANNUITY ASSURANCE COMPANY
                                (CEDING COMPANY)

                                       and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective February 1, 2001 (or as otherwise noted in Schedule B), this Amendment is hereby attached to and becomes a part of the above named Reinsurance Agreement. It is mutually agreed that:

     . In accordance with the provisions of Article XVII, Duration of Agreement, the new business facility of this Agreement is hereby renewed, terms unchanged, for a two-(2) year period commencing February 1, 2001 and ending January 31, 2003. Thereafter, the new business facility may be renewed again by mutual consent of the CEDING COMPANY and the REINSURER.
          [Note: The "New" Extra Credit and "New" Freedom Variable Annuities are covered under the same terms as exist for the current version of both products.]

     . Schedule A, Plans Reinsured, is hereby replaced by the attached Schedule A. The maximum issue age for the Extra Credit Enhanced Benefit is reduced to 75.

     . Schedule B, Investment Funds, is hereby replaced by the attached Schedule B to document additions, deletions or changes to the fund offerings as noted.

     .    Exhibit I, Reinsurance Premiums, is hereby replaced by the attached
          Exhibit I to delete the reinsurance premiums for age band 76-80 under the Extra Credit, Alternative B, Enhanced Benefit.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.


GE LIFE AND ANNUITY ASSURANCE COMPANY


By:     /s/ Brian Haynes                                   Date: April 18, 2001
        ----------------------------------------
        Brian Haynes, SVP


Attest: /s/ Illegible
        ----------------------------------------
        Illegible, VP


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY


By:     /s/ Michael W. Pado                                Date: April 09, 2001
        ----------------------------------------
        Michael W. Pado, President


Attest: /s/ Betsy Barnes
        ----------------------------------------
        Betsy Barnes, Assistant Vice President


Attest: /s/ Julia Cornely
        ----------------------------------------
        Julia Cornely, Assistant Vice President

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB
Amendment No. 2, Effective 2/1/01

                                   Schedule A

                                Plans Reinsured

A.   Quota-Share Percentage: 50%

B.   GMDB Benefit Reinsured:

     1.   Extra Credit

          . Basic Benefit to issue ages * = 80: Max Anniversary Value to attained age 80, GMDB frozen thereafter

          . Enhanced Benefit for issue ages * = 75: greater of Basic Benefit and 6% Roll up to attained age 75 subject to 200% of net considerations, GMDB frozen thereafter

     2.   No Surrender Charge - Freedom

          .    Basic Benefit 1 for issue ages 81-85:
               Return of Net Consideration

          .    Basic Benefit 2 for issue ages * = 80:
               One year Ratchet to attained age 80, GMDB frozen thereafter

C.   Related Contracts:

          .    Extra Credit product (Policy Form P1152 1/99)

          .    No Surrender Charge product (Policy Form P1151 1/99)

* means Less Than

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB
Amendment No. 2, Effective 2/1/01

                                   Schedule B
                                Investment Funds

Products: Extra Credit and Freedom

GE INVESTMENTS FUNDS, INC.
     GEI S&P 500 INDEX
     GEI MONEY MARKET
     GEI TOTAL RETURN
     GEI INTERNATIONAL EQUITIES
     GEI REAL ESTATE SECURITIES
     GEI MID-CAP VALUE EQUITY
     GEI INCOME (12/29/97)
     GEI US EQUITY (5/1/98)
     GEI PREMIER GROWTH (5/3/99)

JANUS ASPEN SERIES
     JAN BALANCED
     JAN AGGRESSIVE GROWTH
     JAN GROWTH
     JAN WORLDWIDE GROWTH
     JAN FLEXIBLE INCOME
     JAN INTERNATIONAL GROWTH
     JAN CAPITAL APPRECIATION
     JAN GLOBAL TECHNOLOGY
     JAN GLOBAL LIFE SCIENCES

FIDELITY FUNDS VIP & VIPII & VIPIII
     FID VIP EQUITY-INCOME
     FID VIP GROWTH
     FID VIP OVERSEAS
     FID VIPII ASSET MANAGER
     FID VIPII CONTRAFUND
     FID VIPIII GROWTH AND INCOME
     FID VIPIII GROWTH OPPORTUNITIES

OPPENHEIMER VARIABLE ACCOUNT FUNDS
     OPP HIGH INCOME
     OPP BOND
     OPP AGGRESSIVE GROWTH (NAME CHANGE 5/1/98)
     OPP CAPITAL APPRECIATION (NAME CHANGE 5/1/99)
     OPP MULTIPLE STRATEGIES

FEDERATED INSURANCE SERIES
     FED AMER LEADERS II
     FED HIGH INCOME BOND II
     FED UTILITY II

ALGER AMERICAN FUND
     ALG SMALL CAPITALIZATION
     ALG GROWTH

GOLDMAN SACHS FUND (NEW 5/1/98)
     GSF GROWTH AND INCOME (5/1/98)
     GSF MID CAP VALUE (5/1/98. NAME CHANGE 5/1/99

SALOMON BROTHERS (NEW 10/1/98)
     SAL SALOMON INVESTORS (10/1/98)
     SAL SALOMON TOTAL RETURN (10/1/98)
     SAL SALOMON STRATEGIC BOND (10/1/98)

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB
Amendment No. 2, Effective 2/1/01

                                   Schedule B
                                Investment Funds

Products: "New" Extra Credit and "New" Freedom (Effective February 15, 2001)

GE INVESTMENTS FUNDS, INC.
     GEI MID-CAP VALUE EQUITY
     GEI MONEY MARKET
     GEI PREMIER GROWTH
     GEI S&P 500 INDEX
     GEI SMALL-CAP VALUE EQUITY
     GEI US EQUITY
     GEI VALUE EQUITY

JANUS ASPEN SERIES
     JAN AGGRESSIVE GROWTH
     JAN BALANCED
     JAN CAPITAL APPRECIATION
     JAN GLOBAL TECHNOLOGY
     JAN GROWTH
     JAN INTERNATIONAL GROWTH
     JAN GLOBAL LIFE SCIENCES
     JAN WORLDWIDE GROWTH

FIDELITY FUNDS VIPIII
     FID CONTRAFUND
     FID EQUITY INCOME
     FID GROWTH & INCOME
     FID GROWTH
     FID MID-CAP

AIM VARIABLE INSURANCE FUNDS, INC.
     AIM CAPITAL APPRECIATION
     AIM GROWTH
     AIM VALUE

PIMCO
     PIM FOREIGN BOND
     PIM HIGH YIELD BOND
     PIM TOTAL RETURN BOND
     PIM LONG-TERM U.S. GOVERNMENT BOND

ALLIANCE
     AVP GROWTH & INCOME
     AVP PREMIER GROWTH
     AVP QUASAR

FEDERATED INSURANCE SERIES
     FED HIGH INCOME BOND
     FED INTERNATIONAL SMALL COMPANY

MFS
     MFS UTILITIES
     MFS GROWTH
     MFS GROWTH & INCOME
     MFS NEW DISCOVERY

OPPENHEIMER VARIABLE ACCOUNT FUNDS
     OPP GLOBAL SECURITIES
     OPP MAIN STREET GROWTH & INCOME

DREYFUS
     DRF EMERGING MARKETS
     DRF SOCIALLY RESPONSIBLE GROWTH

RYDEX
     OTC 100

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB
Amendment No. 2, Effective 2/1/01

                                   Exhibit I

                              Reinsurance Premiums

"Extra Credit"                     Issue   Reinsurance   Guaranteed
Alternative A (Issue Ages 0-65)     Ages    Premiums      Maximum
-------------------------------------------------------------------
Basic Benefit                       0-45        7.0         16.0
                                   46-65       19.5         41.0

Enhanced Benefit                    0-45      12.25         26.5
                                   46-65       38.0         78.0
-------------------------------------------------------------------

"Extra Credit"
Alternative B (Issue Ages 66-80)
-------------------------------------------------------------------
Basic Benefit                      66-75       36.0         74.0
                                   76-80       45.0         92.0

Enhanced Benefit                   66-75       67.0        136.0
-------------------------------------------------------------------

"No Surrender Charge"
Alternative B
-------------------------------------------------------------------
Basic Benefit 1                    81-85       56.0        114.0

Basic Benefit 2                     0-45       6.75         15.5
                                   46-65       17.0         36.0
                                   66-75       39.0         80.0
                                   76-80       50.0        102.0
-------------------------------------------------------------------

*The current premium rate shall be in effect for a minimum of twenty (20) years from the Effective Date of this Reinsurance Agreement. Thereafter, it may be increased based on expected experience but not beyond the stated guaranteed maximum rates shown.

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB
Amendment No. 2, Effective 2/1/01

                               Amendment No. 1 to
                Automatic Reinsurance Agreement No. 99004
                                    between

                      GE LIFE AND ANNUITY ASSURANCE COMPANY
                                (Ceding Company)

                                       and

                          AXA RE LIFE INSURANCE COMPANY
                                  (Reinsurer)

Effective May 1, 2000, this Amendment is hereby attached to and becomes a part of the above named Reinsurance Agreement. The following item has been changed:

     Schedule B - Investment Funds - Is replaced by the attached Schedule B adding two new funds:
     .    Janus Global Technology Fund
     .    Janus Global Life Sciences Fund

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

GE LIFE AND ANNUITY ASSURANCE COMPANY, Richmond, Virginia


By:     /s/ Illegible                                    Date: May 10, 2000
        -----------------------------------------
        Illegible, Sr. VP Risk


Attest: /s/ Illegible
        -----------------------------------------
        Name/Title


AXA RE LIFE INSURANCE COMPANY, New York, New York


By:     /s/ Michael W. Pado                              Date: May 9, 2000
        -----------------------------------------
        Michael W. Pado, President


Attest: /s/ Josephine Pagnozzi
        -----------------------------------------
        Josephine Pagnozzi, Vice President

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB
Amendment No. 1, Effective 5/1/00

                          Schedule B - Investment Funds
                                  (continued)

GOLDMAN SACHS FUND (NEW 5/1/98)
(5/1/98) GSF GROWTH AND INCOME                                GBG    G2G    GCG
(5/1/98) GSF MID CAP VALUE (name change 5/1/99)               GBM    G2M    GCM

SALOMON BROTHERS (NEW 10/1/98)
(10/1/98) SAL SALOMON INVESTORS                               SBI    S2I    SCI
(10/1/98) SAL SALOMON TOTAL RETURN                            SBR    S2R    SCR
(10/1/98) SAL SALOMON STRATEGIC BOND                          SBB    S2B    SCB

                                                 SA4   SA4    SA5     NY    SA4     SA4
   GE INVESTMENTS FUNDS, INC.                    CVA   CVA+   401K   CVA+   EC    FREEDOM
   GEI S&P 500 INDEX                             VD1   V41    VE1    V71    VH1     VII
   GEI MONEY MARKET                              VD3   V43    VE3    V73    VH3     VI3
   GEI TOTAL RETURN                              VD4   V44     NA    V74    VH4     VI4
   GEI INTERNATIONAL EQUITIES                    VD5   V45    VE5    V75    VH5     VI5
   GEI REAL ESTATE SECURUTIES                    VD6   V46    VE6    V76    VH6     VI6
   GE] GLOBAL INCOME                             VD7   V47    VE7    V77    N/A     N/A
   GEI VALUE EQUITY                              VD8   V48    VE8    V78    VH8     VI8
12/12/97 GEI INCOME                              VD9   V49     NA    V79    VH9     VI9
(5/1/98) GEI US EQUITY                           VDA   V4A    VEA    V7A    VHA     VIA
(5/3/99) GEI PREMIER GROWTH                      VDB   V4B     NA           VHB     VIB

                               JANUS ASPEN SERIES

   JAN BALANCED                                  JDB   J4B    JEB    J7B    JHB     JIB
   JAN AGGRESSIVE GROWTH                         JDC   J4C    JEC    J7C    JHC     JIC
   JAN GROWTH                                    JDD   J4D    JED    J7D    JHD     JID
   JAN WORLDWIDE GROWTH                          JDE   J4E    JEE    J7E    JHE     JIE
   JAN FLEXIBLE INCOME                           JDF   J4F    JEF    J7F    JHF     JIF
   JAN INTERNATIONAL GROWTH                      JDI   J41    JEI    J7I    JHI     JII
   JAN CAPITAL APPRECIATION                      JDK   J4K    JEK    J7K    JHK     JIK
   JAN GLOBAL TECHNOLOGY FUND
   JAN GLOBAL SCIENCES FUND

                       FIDELITY FUNDS VIP & VIPII & VIPIII

   FID VIP EQUITY-INCOME                         FDC   F4C     NA    F7C    FHC     FIC
   FID VIP GROWTH                                FDD   F4D     NA    F7D    FHD     FID
   FID VIP OVERSEAS                              FDE   F4E     NA    F7E    FHE     FIE
   FID VIPII ASSET MANAGER                       FDI   F41     NA    F71    FHI     FII
   FID VIPII CONTRAFUND                          FDJ   F4J     NA    F7J    FHJ     FIJ
   FID VIPIII GROWTH and INCOME                  FDO   F40     NA    F70    FHO     FIO
   FID VIPIII GROWTH OPP                         FDP   F4P     NA    F7P    FHP     FIP

   OPPENHEIMER VARIABLE ACCOUNT FUNDS
   OPP HIGH INCOME                               ODB   04B    OEB    07B    OHB     OIB
   OPP BOND                                      ODC   04C    OEC    07C    OHC     OIC
   OPP AGGRESSIVE GROWTH(name change 5/1/98)     ODD   04D    OED    07D    OHD     OID

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB
Amendment No. 1, Effective 5/1/00                                Revised Page 28

                          Schedule B - Investment Funds
                                  (continued)

OPP CAPITAL APPRECIATION name change 5/1/99         ODE   O4E   OEE   O7E   OHE   OIE
OPP MULTI STRATEGIES                                ODF   O4F   OEF   O7F   OHF   OIF

FEDERATED INSURANCE SERIES
FED AMER LEADERS II                                 IDA   14A   IEA   17A   IHA   IIA
FED HIHH INC BOND II                                IDB   14B   IEB   17B   IHB   IIB
FED UTILITY II                                      IDE   14E   IEE   17E   IHE   IIE

ALGER AMERICAN FUND
ALG SMALL CAPITALIZATION                            ADF   A4F   AEF   A7F   AHF   AIF
ALG GROWTH                                          ADG   A4G   AEG   A7G   AHG   AIG

PILGRIM BAXTER - PBHG INSURANCE SERIES FUND, INC.
PIL LARGE CAP GROWTH                                PDC   P4C   PEC   P7C   N/A   N/A
PIL GROWTH II                                       PDG   P4G   PEG   P7G   N/A   N/A

             INVESTMENT FAMILY/FUND/SUBDIVISION ABBREVIATION BY PRODUCT

                                                          SA4   SA4   SA5    NY    EC
FIDELITY ADVISOR FUNDS
FID ADV EQUITY INCOME                                                 FEK
FID ADV EQUITY GROWTH                                                 FEL
FID ADV GROWTH OPPORTUNITIES                                          FEM
FID ADV INCOME & GROWTH                                               FEN

GOLDMAN SACHS FUND (NEW 5/1/98)
(5/1/98) GSF GROWTH AND INCOME                      GDG   G4G   N/A   G7G   GHG   GIG
(5/1/98) GSF MID CAP VALUE(name change 5/1/99)      GDM   G4M   N/A   G7M   GHM   GIM

SALOMON BROTHERS (NEW 10/1/98)
(10/1/98) SAL SALOMON INVESTORS                     SDI   S4I   N/A         SHI   SII
(10/1/98) SAL SALOMON TOTAL RETURN                  SDR   S4R   N/A         SHR   SIR
(10/1/98) SAL SALOMON STRATEGIC BOND                SDB   S4B   N/A         SHB   SIB

--------------------------------------------------------------------------------
GE Life & Annuity Agreement No. 99004DB
  Amendment No. 1, Effective 5/1/00                              Revised Page 29

                                  [LOGO] AXA RE
                                      LIFE

                                                    December 7, 1999

VIA FEDERAL EXPRESS

Mr. John G. Metz
Vice President
GE Life and Annuity Assurance Company
6610 West Broad Street
Richmond, Virginia 23230

Dear Mr. Metz:

Further to my letter of December 2nd, enclosed you will find three copies of the AXA Reassurance S.A. Paris, Guarantee Agreement, which should have been attached to the Addendum to Agreement No. 99004. My apologies for the oversight.

If you have any questions, please call me at (212) 859-0518.

                                                    Sincerely,


                                                    /s/ Josephine Pagnozzi
                                                    ----------------------------
                                                    Josephine Pagnozzi
                                                    Assistant Vice President
/jh
Encl.
cc:  File\99004DB

                          AXA RE LIFE INSURANCE COMPANY
                       Home Office & Administrative Office
                    17 Street, New York, New York 10004-1501
                  Telephone (212) 859-0555 Fax: (212) 859-0537
    Production & Underwriting Office 123 Timber Ridge Road, Newtown, PA 18940
                  Telephone: (215) 504-8890 Fax: (215) 504-8890

                                  [LOGO] AXA RE

                              GUARANTEE AGREEMENT

Agreement, dated October 21, 1999, between AXA Reassurance S.A. ("AXA Re") and AXA RE LIFE INSURANCE COMPANY ("AXA Re Life").

                                   WITHNESSETH

Whereas AXA Re directly and indirectly owns 100% of AXA Re Life; and

Whereas AXA Re Life desires to be awarded a satisfactory claims paying ability rating from appropriate rating agencies ; and

Whereas the corporate interest of AXA Re will be enhanced by entering into this Guarantee Agreement.

Whereas this guarantee agreement supersedes the Guarantee agreement dated February 1,1997 between AXA Re and AXA Re Life;

Now, therefore, the parties agree as follows:

l.   GUARANTEE

     In consideration of the foregoing and for other valuable consideration, the receipt of which is hereby acknowledged, AXA Re unconditionally guarantees to AXA Re Life on behalf of and for the benefit and in the name of AXA Re Life and owners of insurance and reinsurance contracts issued by AXA Re Life that it will, upon AXA Re Life's written demand, make funds available in cash to AXA Re Life for the timely payment of contractual claims made under insurance and reinsurance contracts issued by AXA Re Life during the term of this Agreement (the "Contracts"). In the event, AXA Re Life cannot respond within a reasonable time, the holders of insurance or reinsurance contracts can proceed directly against AXA Re. This agreement is not, and nothing herein contained or done pursuant hereto by AXA Re shall be deemed to constitute , a direct or other indirect guarantee by AXA Re of the payment of any debt or other obligation, indebtedness or liability, or any kind of character whatsoever, of AXA Re Life except as provided in this
     Section I.

2.   OBLIGATIONS UNCONDITIONAL

     The obligations of AXA Re under this Guarantee are unconditional to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge of a surety or guarantor, it being the intent of this Guarantee that the Obligations of AXA Re hereunder shall be absolute and unconditional under any circumstances and shall not be discharged except by payment. AXA Re hereby expressly waives diligence, presentment, notice of acceptance and any requirement that AXA Re Life exhaust any right, power or remedy or proceed against any obligor. The obligations of AXA Re under the Guarantee Agreement are enforceable notwithstanding the invalidity of the underlying Contract. It is understood that AXA Re shall have no obligation to make any payment hereunder should AXA Re Life have no payment obligation under the terms of any Contract which AXA Re Life had not duly performed.

3.   REINSTATEMENT

     This Guarantee shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of AXA Re Life is rescinded or must be otherwise restored whether as result of any proceedings in bankruptcy, insolvency, reorganization, other similar laws or otherwise.

4.   SUBROGATION

     AXA Re hereby unconditionally agrees that until the payment and satisfaction in full of all Contracts payments guaranteed hereby, it shall not exercise any right or remedy arising by reason of any performance, by it of this Guarantee, whether by subrogation or otherwise, against AXA Re Life. Nothing in this clause or in this Guarantee shall prevent AXA Re from exercising any remedies or rights in order to safeguard and/or otherwise preserve and/or maintain any such subrogation or other rights in all or in part.

5.   REMEDIES

     AXA Re agrees that as to it on the one hand, and Contract owners on the other hand, the obligations of AXA Re Life guaranteed hereunder may be declared to be forthwith due and payable at the maturity dates as provided in the Contracts notwithstanding any stay provided for by any applicable laws regarding insolvency, bankruptcy, reorganization or similar concept, preventing such declaration is against AXA Re Life and that, in the event of any such declaration, such obligations (whether or not due and payable by AXA Re Life) shall forthwith become due and payable by AXA Re Life, for purposes of this Guarantee.

6.   PAYMENTS

     All payments to be made by AXA Re hereunder shall be made in whatever currency called for in the underlying Contracts. If AXA Re determines in good faith that by reason, inter alia, of supervening national or international financial, political or economic conditions, currency availability or exchange control it is impracticable for AXA Re to make such payments in the relevant currency (ies) in the ordinary course of business in the international interbank market, then such as payment shall be denominated in French Francs.

     AXA Re shall act in a reasonable manner and in good faith to ensure that the holder of a Contract receives the amount of French Francs necessary to purchase the amount of contractual currency due (taking into account the cost of exchanging the Francs into the contractual currency).

7.   NO WAIVER

     No failure on the part of AXA Re Life to exercise, no delay in exercising, and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy hereunder preclude any other further exercise thereof or the exercise of any other right or remedy.

8.   CONTINUING EFFECT: ASSIGNMENT

     This Guarantee is a continuing guarantee and shall come into force as of the date hereof. It (i) shall apply to all Contracts issued by AXA Re Life during the term of this agreement (ii) shall remain in full force and effect until payment in full of contractual liabilities under Contracts,
     (iii) shall be binding upon the Guarantor, their successors and assigns, and, (iv) shall inure to the sole benefit of, and be enforceable by, AXA Re Life and its successors. Accordingly, it may not be relied upon by any other person or for any other purpose and may not be used circulated, quoted or otherwise referred to for any other purpose, with the exception of appropriate rating agencies which could rely on it to award a claims paying ability rating to AXA Re Life.

9.   AMENDMENT, MODIFICATION OR TERMINATION

     This Guarantee may not be amended or modified provided, however, AXA Re may terminate its obligation hereunder by giving written notice of such termination to AXA Re Life at least thirty (30) days prior to such termination (the "Termination Date"). This Guarantee shall also terminate immediately as of the day AXA Re does no longer control directly or indirectly AXA Re Life ; provided, however AXA Re will provide at least 30 days written notice to A.M. Best Company, Inc. of such change prior to termination. For the purpose of this Section 9, the expression "control" above means the fact to own as legal and beneficial owner, either directly or indirectly 50 % (fifty percent) or more of the combined voting rights or power, all rights to dividends of all classes of shares during a shareholders meeting of a company or legal entity. Such notice shall also be provided to A.M. Best, which will also be provided thirty (30) days written notice of any amendment or modification. Such termination shall not affect the Guarantor's continuing liability with respect to all contracts issued prior to the Termination Date.

10.  GOVERNING LAW

     This Guarantee is a guarantee of payment and not of collection, and shall be governed by and construed in accordance with the laws of Republic of France.

11.  COUNTERPARTS

     This Guarantee may be executed in any number of counterparts and each to such counterparts shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Guarantee.

12.  RANK

     The obligations of AXA Re under the Guarantee Agreement will rank equally with all other unsecured indebtedness of AXA Re, whether now or hereafter outstanding, which is not contractually subordinated to such obligations.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

AXA RE                                 AXA RE Life


/s/ Jean Marie                         /s/ Robert LIPPINCOTT III
-------------------------------        -----------------------------------------
By: Jean-Marie NESSI                   By: Robert LIPPINCOTT III
President-Directeur general

                                       Accepted by AXA Re Life for the benefit
                                       and in the name of the owners of
                                       insurance and reinsurance contracts
                                       issued by AXA Re Life.

                                  [LOGO] AXA RE

                               GUARANTEE AGREEMENT

Agreement, dated October 21, 1999, between AXA Reassurance S.A. ("AXA Re") and AXA RE LIFE INSURANCE COMPANY ("AXA Re Life").

                                   WITHNESSETH

Whereas AXA Re directly and indirectly owns 100% of AXA Re Life; and

Whereas AXA Re Life desires to be awarded a satisfactory claims paying ability rating from appropriate rating agencies ; and

Whereas the corporate interest of AXA Re will be enhanced by entering into this Guarantee Agreement.

Whereas this guarantee agreement supersedes the Guarantee agreement dated February 1, 1997 between AXA Re and AXA Re Life;

Now, therefore, the parties agree as follows:

l.   GUARANTEE

     In consideration of the foregoing and for other valuable consideration, the receipt of which is hereby acknowledged, AXA Re unconditionally guarantees to AXA Re Life on behalf of and for the benefit and in the name of AXA Re Life and owners of insurance and reinsurance contracts issued by AXA Re Life that it will, upon AXA Re Life's written demand, make funds available in cash to AXA Re Life for the timely payment of contractual claims made under insurance and reinsurance contracts issued by AXA Re Life during the term of this Agreement (the "Contracts"). In the event, AXA Re Life cannot respond within a reasonable time, the holders of insurance or reinsurance contracts can proceed directly against AXA Re. This agreement is not, and nothing herein contained or done pursuant hereto by AXA Re shall be deemed to constitute , a direct or other indirect guarantee by AXA Re of the payment of any debt or other obligation, indebtedness or liability, or any kind of character whatsoever, of AXA Re Life except as provided in this
     Section I.

2.   OBLIGATIONS UNCONDITIONAL

     The obligations of AXA Re under this Guarantee are unconditional to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge of a surety or guarantor, it being the intent of this Guarantee that the Obligations of AXA Re hereunder shall be absolute and unconditional under any circumstances and shall not be discharged except by payment. AXA Re hereby expressly waives diligence, presentment, notice of acceptance and any requirement that AXA Re Life exhaust any right, power or remedy or proceed against any obligor. The obligations of AXA Re under the Guarantee Agreement are enforceable notwithstanding the invalidity of the underlying Contract. It is understood that AXA Re shall have no obligation to make any payment hereunder should AXA Re Life have no payment obligation under the terms of any Contract which AXA Re Life had not duly performed.

3.   REINSTATEMENT

     This Guarantee shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of AXA Re Life is rescinded or must be otherwise restored whether as result of any proceedings in bankruptcy, insolvency, reorganization, other similar laws or otherwise.

4.   SUBROGATION

     AXA Re hereby unconditionally agrees that until the payment and satisfaction in full of all Contracts payments guaranteed hereby, it shall not exercise any right or remedy arising by reason of any performance, by it of this Guarantee, whether by subrogation or otherwise, against AXA Re Life. Nothing in this clause or in this Guarantee shall prevent AXA Re from exercising any remedies or rights in order to safeguard and/or otherwise preserve and/or maintain any such subrogation or other rights in all or in part.

5.   REMEDIES

     AXA Re agrees that as to it on the one hand, and Contract owners on the other hand, the obligations of AXA Re Life guaranteed hereunder may be declared to be forthwith due and payable at the maturity dates as provided in the Contracts notwithstanding any stay provided for by any applicable laws regarding insolvency, bankruptcy, reorganization or similar concept, preventing such declaration is against AXA Re Life and that, in the event of any such declaration, such obligations (whether or not due and payable by AXA Re Life) shall forthwith become due and payable by AXA Re Life, for purposes of this Guarantee.

6.   PAYMENTS

     All payments to be made by AXA Re hereunder shall be made in whatever currency called for in the underlying Contracts. If AXA Re determines in good faith that by reason, inter alia, of supervening national or international financial, political or economic conditions, currency availability or exchange control it is impracticable for AXA Re to make such payments in the relevant currency (ies) in the ordinary course of business in the international interbank market, then such as payment shall be denominated in French Francs.

     AXA Re shall act in a reasonable manner and in good faith to ensure that the holder of a Contract receives the amount of French Francs necessary to purchase the amount of contractual currency due (taking into account the cost of exchanging the Francs into the contractual currency).

7.   NO WAIVER

     No failure on the part of AXA Re Life to exercise, no delay in exercising, and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy hereunder preclude any other further exercise thereof or the exercise of any other right or remedy.

8.   CONTINUING EFFECT : ASSIGNMENT

     This Guarantee is a continuing guarantee and shall come into force as of the date hereof. It (i) shall apply to all Contracts issued by AXA Re Life during the term of this agreement (ii) shall remain in full force and effect until payment in full of contractual liabilities under Contracts,
     (iii) shall be binding upon the Guarantor, their successors and assigns, and, (iv) shall inure to the sole benefit of, and be enforceable by, AXA Re Life and its successors. Accordingly, it may not be relied upon by any other person or for any other purpose and may not be used circulated, quoted or otherwise referred to for any other purpose, with the exception of appropriate rating agencies which could rely on it to award a claims paying ability rating to AXA Re Life.

9.   AMENDMENT, MODIFICATION OR TERMINATION

     This Guarantee may not be amended or modified provided, however, AXA Re may terminate its obligation hereunder by giving written notice of such termination to AXA Re Life at least thirty (30) days prior to such termination (the "Termination Date"). This Guarantee shall also terminate immediately as of the day AXA Re does no longer control directly or indirectly AXA Re Life ; provided, however AXA Re will provide at least 30 days written notice to A.M. Best Company, Inc. of such change prior to termination. For the purpose of this Section 9, the expression "control" above means the fact to own as legal and beneficial owner, either directly or indirectly 50 % (fifty percent) or more of the combined voting rights or power, all rights to dividends of all classes of shares during a shareholders meeting of a company or legal entity. Such notice shall also be provided to A.M. Best, which will also be provided thirty (30) days written notice of any amendment or modification. Such termination shall not affect the Guarantor's continuing liability with respect to all contracts issued prior to the Termination Date.

10.  GOVERNING LAW

     This Guarantee is a guarantee of payment and not of collection, and shall be governed by and construed in accordance with the laws of Republic of France.

11.  COUNTERPARTS

     This Guarantee may be executed in any number of counterparts and each to such counterparts shall for all purposes be deemed to be an original ; and all such counterparts shall together constitute but one and the same Guarantee.

12.  RANK

     The obligations of AXA Re under the Guarantee Agreement will rank equally with all other unsecured indebtedness of AXA Re, whether now or hereafter outstanding, which is not contractually subordinated to such obligations.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

AXA RE                                   AXA Re Life


/s/ Jean-Marie NESSI                         /s/ Robert Lippincott III
----------------------------                 -------------------------
By: Jean-Marie NESSI                         By: Robert LIPPINCOTT III
President-Directeur general
                                             Accepted by AXA Re Life for the
                                             benefit and in the name of the
                                             owners of insurance and reinsurance
                                             contracts issued by AXA Re Life.

                         [LOGO] AXA CORPORATE SOLUTIONS

                                                             Julia Cornely, FLMI
                                                        Assistant Vice President
                                         Reinsurance Solutions - Treaty Services
                                                            Phone (212) 859-0532
                                                              Fax (212) 859-0575
                                        julia.cornely@axa-corporatesolutions.com

LIFE, HEALTH & ANNUITY REINSURANCE
July 23, 2002

Via Federal Express No. 82315 7375 8246

Mr. Brian Haynes
Senior Vice President, Risk
GE Life and Annuity Assurance Company
6604 West Broad Street
Richmond, VA 23230

Dear Mr. Haynes,

This letter concerns the Variable Annuity GMDB new business facility open to GE Life and Annuity Assurance Company through January 31, 2003, under Reinsurance Agreement No. 99004 dated February 1, 1999.

We find that AXA Corporate Solutions will not be able to offer a renewal of this new business facility. Therefore, in accordance with the termination provisions set forth under Article XX, Duration of Agreement and Facility, AXA Corporate Solutions hereby provides you with 180 days prior written notification of our intent to terminate Agreement No. 99004 for new business as of January 31, 2003.

AXA Corporate Solutions has valued the GE Financial Group as our business partner, and we regret that we will no longer be able to provide you with this reinsurance facility. Please call our underwriter, Michael Sakoulas, if you have any questions.

This letter is sent in duplicate original for acknowledgement of receipt and countersignature. Kindly secure signatures on behalf of GE Life and Annuity, retain one original for filing in your copy of the Agreement and return one original to AXA for filing. Thank you.

Signed for AXA Corporate Solutions Life Reinsurance Company:


/s/ Michael W. Pado                      /s/ Julia Cornely
--------------------------------         ---------------------------------------
Michael W. Pado, President & CUO         Julia Cornely, Assistant Vice President


Signed for GE Life and Annuity Assurance Company:


/s/ Brian W. Haynes                       /s/ Illegible
--------------------------------------    --------------------------------------
Brian W. Haynes, Senior Vice President    Vice President

cc: M. Sakoulas

                AXA Corporate Solutions Life Reinsurance Company
                 17 State Street, New York, New York 10004-1501
                 Telephone: (212) 859-0555 Fax: (212) 859-0537